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                                                        EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-76526, 33-80454,33-88302, 333-2818 and 333-07457.


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona,
  September 27, 1996.